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                                                                    EXHIBIT 10.2

                            FIFTH AMENDMENT OF LEASE


         This Fifth Amendment of Lease (the "Fifth Amendment") is entered into this 29th day of August, 1996, by and between Principal Mutual Life Insurance Company ("Landlord") and i 2 Technologies, Inc., a Delaware corporation, formerly known as Intellection, Inc. ("Tenant").

                              W I T N E S S E T H

         WHEREAS, as of June 29, 1990, Park West E-2 Associates ("Park West E-2") and Tenant entered into that certain lease agreement ("Lease") for leased premises consisting of 1,998 square feet of Net Rentable Area located on the seventh (7th) floor ("Original Premises") in the building located at 1603 LBJ Freeway, Dallas, Texas ("Building"), which by this reference the Lease is incorporated herein for all purposes.

         WHEREAS, on June 18, 1991, Park West E-2 and Tenant entered into a First Amendment of Lease ("First Amendment"), Tenant leased from Landlord, and Landlord leased to Tenant, as an addition to the Original Premises, 1,041 square feet of Net Rentable Area adjacent to the Premises.

         WHEREAS, on September 4, 1992, Park West E-2 and Tenant entered into a Second Amendment of Lease ("Second Amendment") expanding the Premises by 3,039 square feet of Net Rentable Area.

         WHEREAS, on November 16, 1993, Park West E-2 and Tenant entered into a Third Amendment to Lease ("Third Amendment") expanding the Premises and extending the Term.

         WHEREAS, on August 18,1994, Park West E-2 and Tenant entered into a Fourth Amendment to Lease ("Fourth Amendment") expanding the Premises.

         WHEREAS, Landlord is the successor to Park West E-2 under the Lease.

         WHEREAS, Landlord and Tenant desire to further amend the Lease to increase the square footage of the Premises, and modify certain provisions of the Lease.

         NOW, THEREFORE, for in consideration of mutual terms and conditions expressed herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1. Landlord and Tenant agree to increase the Net Rentable Area of the Premises from 13,171 square feet to 23,019 square feet by adding 9,848 square feet of Net Rentable Area ("Fifth Additional Premises") to the Premises. All references in the Lease to the Premises shall refer to the Premises, as previously expanded and the Fifth Additional Premises.




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The floor plan for the Fifth Additional Premises, Exhibit A-4, is attached hereto and made a part of the Lease for all purposes. The Fifth Additional Premises is leased co-terminous with the Term.

                 2. The Fifth Additional Premises shall be delivered to, and accepted by Tenant, in "as is" condition.

                 3. The commencement date of the Lease as it applies to the Fifth Additional Premises shall be October 15, 1996.

                 4. Base Rent and Landlord's Operating Costs Estimate for calendar year 1996 for the Fifth Additional Premises shall be based upon $19.00 per square foot of Net Rentable Area. Tenant's Operating Costs Payment for the Fifth Additional Premises shall not be subject to adjustment throughout the remainder of calendar year 1996 and Tenant shall pay only $19.00 per square foot of Net Rentable Area of the Fifth Additional Premises for Base Rent and Tenant's Share of Operating Costs, without any adjustment until January 1, 1997. The seven percent (7%) annual cap on the components of Operating Costs, other than taxes, insurance, and utilities, shall be applicable to the Fifth Additional Premises.

                 5. Effective on October 15, 1996, the following subsections of Section 1.01 of the Lease are deleted in their entirety and replaced as follows:


A.       Premises:                    A portion of the seventh (7th) floor and a portion of the eighth (8th) floor of the Building, known as Suite 780 and Suite 810, respectively, as said space is identified by diagonal lines on the floor plans attached hereto as Exhibit
                                      A-3 and A-4, respectively.

I.       Net Rentable Area
         of the Premises:             23,019 square feet.

K.       Tenant's Share:              11.476%, representing a fraction, the numerator of which is the Net Rentable
                                      Area of the Premises and the denominator which is the Net Rentable Area of the
                                      Building.

M.       Base Rent:                   Base Rent shall be $70,539.00 per annum ($5.00 per annum per square foot of
                                      Net Rentable Area of the Original Premises, First Additional Premises, Second
                                      Additional Premises and Third Additional Premises equalling $42,435.00.  Base
                                      Rent shall be $60,892.00 per annum ($13.00 per square foot of Net Rentable
                                      Area of the Fourth Additional Premises, with Base Year Operating Costs based on a 1994 actual grossed up Operating Costs.  Base Rent





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
                                      shall be $187,112.00 per annum ($19.00 per square foot of Net Rentable Area of the Fifth Additional Premises, with Base Year Operating Costs based on a 1996 actual grossed up Operating Costs.

P.       Parking Permits and          Tenant shall be allowed to take up to sixty-nine (69) Parking
         Permit Fees:                 Permits, at no charge, for unreserved parking spaces in the Parking
                                      Facilities.  Tenant shall be allowed to take thirteen (13) additional month-
                                      to-month Parking Permits, at no charge during the Second Renewal Term, for unreserved parking spaces in the Parking Facilities, said month-to-month
                                      Parking Permits being terminable by Landlord upon thirty (30) days.

                 6. The Lease and this Fifth Amendment shall be governed by all respects by the laws in the State of Texas.

                 7. All capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to said terms in the Lease.

                 8. The Lease, as amended herein and as previously amended, is hereby ratified and confirmed and shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Fifth Amendment effective as of the date first set forth above.





                           [SIGNATURE PAGE TO FOLLOW]





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LANDLORD:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation


By:      /s/ PAT G. HALTER                    By: /s/ DANIEL M. SCHULTE
     ----------------------------------          -------------------------------
Name:    Pat G. Halter                        Name: Daniel M. Schulte
       --------------------------------             ----------------------------
Title: Director, Commercial Real Estate       Title: Assistant Director,
      ---------------------------------              Commercial Real Estate
                                                     ---------------------------

TENANT:

i2 TECHNOLOGIES, INC.,
a Delaware corporation

By:      /s/ DAVID F. CARY
     ----------------------------------
Name: David F. Cary
       --------------------------------
Title: CFO
      ---------------------------------





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